Exhibit 21

SUBSIDIARIES OF CARRIER GLOBAL CORPORATION

The following entities are expected to be subsidiaries of Carrier Global Corporation as of December 31, 2022:

Subsidiary	State or Country of Incorporation or Organization

AHI Carrier FZC	United Arab Emirates
Ainsworth Holdings SAS	France
AirSense Technology Limited	UK
Alarko Carrier Sanayi ve Ticaret A.S.	Turkey
Aldridge Holdings LLC	Delaware
APLITER SL	Spain
Arabian Air Conditioning Company	Saudi Arabia
Ardmore Holdings S.a.r.l.	Luxembourg
Automated Logic - Canada, Ltd.	Alberta
Automated Logic Contracting Services, Inc.	Delaware
Automated Logic Corporation	Georgia
Automated Logic Limited	UK
Autronica Fire & Security AS	Norway
Autronica Fire and Security A/S	Denmark
B. Grimm Airconditioning Limited	Thailand
B. Grimm Carrier (Thailand) Limited	Thailand
Bing Wo Investment Limited	Hong Kong
Bresco Limited	Ireland
Brokerbay Inc.	Ontario
Carlyle Air Conditioning Company, Inc.	New York
Carlyle Scroll Holdings Inc.	Delaware
Carrier (Malaysia) SDN. BHD.	Malaysia
Carrier (Thailand) Limited	Thailand
Carrier (US) LLC	Delaware
Carrier Air Conditioning & Refrigeration R&D Management (Shanghai) Co., Ltd	China
Carrier Air Conditioning Philippines, Inc.	Philippines
Carrier Air Conditioning Pty. Limited	Australia
Carrier Air Conditioning Sales & Service (Shanghai) Co Ltd	China
Carrier Aircon Lanka Private Limited	Sri Lanka
Carrier Airconditioning & Refrigeration Limited	India
Carrier Air-Conditioning & Refrigeration Sales (Shanghai) Co., Ltd	China
Carrier Air-Conditioning & Refrigeration System (Shanghai) Co., Ltd.	China

Carrier Aire Acondicionado De Venezuela, S.A.	Venezuela
Carrier Aktiebolag	Sweden
Carrier ARCD Pte. Ltd	Singapore
Carrier Asia Limited	Hong Kong
Carrier Asia Pacific Operations Pte Ltd	Singapore
Carrier Australia Commercial Holdings Pty Ltd	Australia
Carrier Australia Pty Ltd	Australia
Carrier Building and Industrial Systems MET FZCO	United Arab Emirates
Carrier Canada Corporation	New Brunswick
Carrier chladiaca technika Slovakia s.r.o	Slovakia
Carrier chladicí technika CZ s.r.o.	Czech Republic
Carrier Chłodnictwo Polska Sp. z.o.o	Poland
Carrier Commercial Refrigeration (Thailand) Ltd.	Thailand
Carrier Controls Limited	UK
Carrier Corporation	Delaware
Carrier Deutschland Holding GmbH	Germany
Carrier Distribution Italy Srl	Italy
CARRIER EMEA SAS	France
Carrier Enterprise Canada L.P.	Ontario
Carrier Enterprise Canada, (G.P.), Inc.	New Brunswick
Carrier Enterprise Leasing, Inc.	Delaware
Carrier Enterprise Northeast, LLC	Delaware
Carrier Enterprise, LLC	Delaware
Carrier Experts Service (Central Malaysia) Sdn. Bhd.	Malaysia
Carrier Far East Limited	Hong Kong
Carrier Fire & Security - Portugal Lda	Portugal
Carrier Fire & Security (Legacy 2011) Ltd	UK
Carrier Fire & Security Americas Corporation	Delaware
Carrier Fire & Security Australia Pty Ltd	Australia
Carrier Fire & Security B.V.	Netherlands
Carrier Fire & Security Corporation	Delaware
Carrier Fire & Security Danmark A/S	Denmark
Carrier Fire & Security Deutschland GmbH	Germany
Carrier Fire & Security EMEA BV	Belgium
Carrier Fire & Security Espana SL	Spain
Carrier Fire & Security France S.A.S.	France
Carrier Fire & Security Hong Kong Limited	Hong Kong
Carrier Fire & Security Infrastructure (Australia) Pty Ltd	Australia
Carrier Fire & Security Ireland Limited	Ireland
Carrier Fire & Security Italia S.r.l.	Italy
Carrier Fire & Security Ltd., Taiwan	Taiwan

Carrier Fire & Security Luxembourg S.a r.l.	Luxembourg
Carrier Fire & Security Management (Shanghai) Co., Ltd.	China
Carrier Fire & Security Norge AS	Norway
Carrier Fire & Security Polska Sp.z.o.o.	Poland
Carrier Fire & Security Singapore Pte Ltd.	Singapore
Carrier Fire & Security South Africa Pty Ltd	South Africa
Carrier Fire & Security Suomi OY	Finland
Carrier Fire & Security Sverige AB	Sweden
Carrier Fire & Security Trading (Shanghai) Co., Ltd.	China
Carrier Fire & Security UK Limited	UK
Carrier Fire and Security Denmark Holding A/S	Denmark
Carrier Fire and Security Products Bahrain W.L.L	Bahrain
Carrier Fire and Security South Africa Holdings (Pty) Ltd	South Africa
Carrier Foundation, Inc.	Florida
Carrier France SCS	France
Carrier Frigel Apostolou SA	Greece
Carrier Global Container Solutions, Inc.	Delaware
Carrier Global Corporation	Delaware
Carrier Guam, Inc.	Guam
Carrier Holdings Australia Pty Ltd	Australia
Carrier Holdings B.V.	Netherlands
Carrier Hong Kong Limited	Hong Kong
Carrier Hungary Refrigerating Trading and Manufacturing Limited Liability Co.	Hungary
Carrier HVACR Investments B.V.	Netherlands
Carrier InterAmerica Corporation	Delaware
Carrier Intercompany Lending Designated Activity Company	Ireland
Carrier International Corporation	Delaware
Carrier International Corporation	Nevada
Carrier International Mauritius Ltd.	Mauritius
Carrier International Sdn. Berhad	Malaysia
Carrier Investments Australia Pty Ltd	Australia
Carrier Investments UK Limited	UK
Carrier Kältesysteme Austria GmbH	Austria
Carrier Kältetechnik Austria Ges.m.b.H.	Austria
Carrier Kältetechnik Deutschland GmbH	Germany
Carrier Klimatechnik GmbH	Germany
Carrier Kuwait Airconditioning K.S.C.	Kuwait
Carrier Linde Refrigeration Philippines, Inc.	Philippines
Carrier Manufacturing Poland Spółka z ograniczoną odpowiedzialnością	Poland
Carrier Mexico II, S. de R.L. de C.V.	Mexico
Carrier Mexico, S.A. de C.V.	Mexico

Carrier Middle East Limited	Bermuda
Carrier Midea India Private Limited	India
Carrier Midea North America LLC	Delaware
Carrier Montluel SCS	France
Carrier Overseas Service, Limited	Delaware
Carrier Oy	Finland
Carrier Park View, Inc.	Delaware
CARRIER Polska Sp. z o.o.	Poland
Carrier Portugal Ar Condicionado, Lda	Portugal
Carrier Reefers & Gensets B.V.	Netherlands
Carrier Refrigeracao Brasil Ltda.	Brazil
Carrier Refrigeracion Iberica SA	Spain
Carrier Refrigeration (Thailand) Co., Ltd.	Thailand
Carrier Refrigeration Benelux B.V.	Netherlands
Carrier Refrigeration Denmark A/S	Denmark
Carrier Refrigeration Distribution France SAS	France
Carrier Refrigeration Distribution Hungary Ltd.	Hungary
Carrier Refrigeration ECR Holding Luxembourg, S.a r.l.	Luxembourg
Carrier Refrigeration eServices GmbH	Germany
Carrier Refrigeration LLC	United Arab Emirates
Carrier Refrigeration Norway AS	Norway
Carrier Refrigeration Operation Czech Republic s.r.o	Czech Republic
Carrier Refrigeration Operation Italy Srl	Italy
Carrier Refrigeration Operations France SAS	France
Carrier Refrigeration Rus Limited Liability Company	Russian Federation
Carrier Refrigeration Sweden AB	Sweden
Carrier Refrigeration Switzerland Ltd	Switzerland
Carrier Refrigeration System Sales & Service (Qingdao) Co., Ltd.	China
Carrier Refrigeration UK Ltd	UK
Carrier Rental Systems (UK) Limited	UK
Carrier Rental Systems Asia Pte Ltd	Singapore
Carrier Rental Systems Limited	UK
Carrier Rental Systems Malaysia Sdn. Bhd.	Malaysia
Carrier Rental Systems NL BV	Netherlands
Carrier Rental Systems, Inc.	Delaware
Carrier S.A. Industria E Comercio	Brazil
CARRIER S.C.S.	France
Carrier Safety System (Hebei) Co., Ltd.	China
Carrier Saudi Service Company	Saudi Arabia
Carrier Service Company	Delaware
Carrier Singapore (PTE) Limited	Singapore

Carrier Solutions Contracting and Trading and Services W.L.L.	Qatar
Carrier South Africa Proprietary Limited	South Africa
Carrier Srl	Italy
Carrier Taiwan Co., Ltd.	Taiwan
Carrier Technologies India Limited	India
Carrier Technologies ULC	Alberta
Carrier Transicold (UK) Limited	UK
Carrier Transicold Austria GmbH	Austria
Carrier Transicold Belgium BVBA	Belgium
Carrier Transicold Brasil Equipamentos de Ar Condicionado e de Refrigeração para Transportes Ltda.	Brazil
Carrier Transicold Container Products B.V.	Netherlands
Carrier Transicold Container Products Limited	Japan
Carrier Transicold Container Products Limited	Hong Kong
Carrier Transicold De Mexico, S. de R.L. de C.V.	Mexico
Carrier Transicold Deutschland GmbH	Germany
Carrier Transicold Espana, S.A.	Spain
Carrier Transicold Europe	France
Carrier Transicold France	France
Carrier Transicold Hong Kong Limited	Hong Kong
Carrier Transicold Hungaria Kft	Hungary
Carrier Transicold Industries	France
Carrier Transicold Italia S.r.l.	Italy
Carrier Transicold Limited	Delaware
Carrier Transicold Netherlands B.V.	Netherlands
Carrier Transicold Polska Sp. z o.o.	Poland
Carrier Transicold Pte. Ltd	Singapore
Carrier Transicold Scandinavia A/S	Denmark
Carrier Transicold Sweden AB	Sweden
Carrier Treasury Center Inc.	Delaware
Carrier UK Holdings Limited	UK
Carrier Ventures, Inc.	Delaware
Carrier Vietnam Air Conditioning Company Limited	Vietnam
Carrier Warranty Holdings, LLC	Delaware
Carrier Warranty, LLC	Delaware
Cavius Ltd.	UK
Celsior GmbH	Germany
Chengdu TICA Environmental Equipment Co., Ltd	China
Chipan Corporation	Delaware
Chubb Holdings (Pty) Ltd	South Africa
Chubb Löschtechnik GmbH	Germany

Chubb Security (Pty) Ltd. Namibia	Namibia
Chubb Security Investments (Pty) Ltd	South Africa
CIAT GROUP	France
CIAT Ozonair Ltd	UK
CIAT Suisse SA	Switzerland
CIATESA Servicio de Asistencia S.A.	Spain
Climate & Controls Benelux B.V.	Netherlands
Climate, Controls & Security Argentina S.A.	Argentina
Climate, Controls & Security do Brasil Ltda.	Brazil
CLK Corporation	Republic of Korea
Coldtrans, Inc.	Delaware
Comercial Sensitech South America Limitada	Chile
Compagnie Industrielle d'Applications Thermiques S.A. (CIAT)	France
Compañia Industrial de Aplicaciones Termicas S.A.U.	Spain
Compu-Home Systems, Inc.	Delaware
Concepcion Carrier Realty Holdings Inc.	Philippines
Concepcion-Carrier AirConditioning Company	Philippines
Concepcion-Carrier Holdings Inc.	Philippines
Conkey-NORESCO JV, LLC	Delaware
CT Mid-Atlantic, LLC	North Carolina
Dah Fung Hong (Holdings) Company Limited	Hong Kong
Detector Electronics (UK) Limited	UK
Detector Electronics Corporation	Minnesota
Det-Tronics France SAS	France
Domotermia S.L.	Spain
Dongguan Fyrnetics Co., Ltd.	China
DTKO BV	Netherlands
EcoEnergy Insights Limited	India
Edward B. Ward & Company, Inc.	California
Electronic Modular Services Limited	UK
Elgin Holdings SAS	France
Empresas Carrier, S. de R.L. de C.V.	Mexico
EMS Security Group Limited	UK
EMS Smartcell Ltd	UK
Energy Infrastructure, LLC	Delaware
Environmental Market Solutions, Inc.	District of Columbia
Environmental Market Solutions, Inc.	China
F&S Mexico Corporation, S. de R.L. de C.V.	Mexico
FHP Manufacturing Company	Delaware
Fireye Inc.	Delaware
FIT SERVICE S.P.A.	Italy

Foray 414 Limited	UK
Foshan Midea Carrier Air-Conditioning Equipment Co. Ltd.	China
FreightWatch Group Limited	Ireland
FreightWatch International (USA), Inc.	Texas
Frigi Transport (Fritans) S.A.	Panama
Frylands B.V.	Netherlands
FWI Logistics Private Security SA de CV	Mexico
Fyrnetics (Hong Kong) Limited	Hong Kong
GD Midea Air-Conditioning Equipment Co., Ltd.	China
GD Midea Group WUHAN Air-Conditioning Equipment Co., Ltd.	China
GLORIA GmbH	Germany
Gnitrow Limited	UK
GST Group International Limited	British Virgin Islands
GST Holdings Limited	Cayman Islands
Guangdong Carrier Heating, Ventilation & Air Conditioning Company Limited	China
Guangdong Giwee Electronics Commerce Co., Ltd	China
Guangdong Giwee Group Co., LTD	China
Guangdong Giwee Technology Co., Ltd	China
Guangdong Shengjie Fire Protection Technology Co., Ltd.	China
Guangdong Yuean Information Technology Co., Ltd.	China
Gulf Electric Engineering Company Limited	China
Gulf Security Technology Company Limited	China
Haiyang Fuerda Air-conditioning Equipment Installation Co., Ltd.	China
Hasta-Mex, S.A. De C.V.	Mexico
Hawthorne Holdings S.a.r.l.	Luxembourg
HVAC Clima, Servicio y Controles Iberia, S.L.	Spain
ICP International Holdings Inc.	Cayman Islands
ICP Petroleum Inc.	Delaware
Jada Holdings B.V.	Netherlands
Kaysail Limited	UK
Kidde Australia Pty Limited	Australia
Kidde Brasil LTDA	Brazil
Kidde Canada Inc.	British Columbia
Kidde China Limited	Hong Kong
Kidde Finance Limited	UK
Kidde Fire Protection Inc.	Delaware
Kidde Holding (Thailand) Co., Limited	Thailand
Kidde International Limited	UK
Kidde IP Holdings Inc.	Delaware
Kidde IP Holdings Limited	UK
Kidde Limited	UK

Kidde Matamoros, S. de R.L. de C.V.	Mexico
Kidde Norway AS	Norway
Kidde plc Inc.	Delaware
Kidde Products Limited	UK
Kidde Safety Europe Limited	UK
Kidde Securities Investments Limited	UK
Kidde Securities Limited	UK
Kidde UK	UK
Kidde US Holdings Inc.	Delaware
Kidde-Fenwal, Inc.	Delaware
Mangrove Cell 11 PC	District of Columbia
Marioff Corporation Oy	Finland
Marioff GmbH	Germany
Marioff Hi-Fog S.L.U.	Spain
Marioff Inc.	Maryland
Marioff Ltd	UK
Marioff SAS	France
Marioff Skandinavien AB	Sweden
Marioff SRL	Italy
Maroc Climate & Security - MCS	Morocco
Matlock Holdings Ltd	UK
Miraco Development Services & Trading Company, S.A.E.	Egypt
Misr Refrigeration And Air Conditioning Manufacturing Company S.A.E.	Egypt
Nihon Sensitech Corporation	Japan
Nlyte Software Americas Limited, UK	UK
Nlyte Software Holdings Inc.	Delaware
Nlyte Software Inc.	Delaware
Nlyte Software India LLP	India
Nlyte Software Limited	UK
NORESCO Puerto Rico, LLC	Delaware
NORESCO, Inc.	Delaware
Noresco, LLC	Delaware
NORESCO-SG, LLC	Delaware
Onity Co., Limited	Thailand
Onity Comercial, S.A. de C.V.	Mexico
Onity Inc.	Delaware
Onity India Private Limited	India
Onity Industrial, S.A. de C.V.	Mexico
Onity Limited	UK
Onity LTDA	Brazil
Onity Pty Ltd	Australia

Onity SA	Argentina
Onity SAS	France
Onity Trading (Shanghai) Co., Ltd.	China
Onity, S.L.U.	Spain
Parkview Treasury Services (UK) Limited	UK
Pita Limited	UK
PT Berca Carrier Indonesia	Indonesia
Q-Carrier (B) Sendirian Berhad	Brunei Darussalam
Qingdao Haier-Carrier Refrigeration Equipment Company Limited	China
Qinhuangdao Gulf Plastic & Metal Products Company Limited	China
ReefCo, LLC	Delaware
Riello Canada Inc.	Canada
Riello Corporation of America	New Jersey
RIELLO FRANCE SA	France
RIELLO GROUP S.P.A	Italy
Riello Heating Equipment (Shanghai) Co Ltd	China
RIELLO HUNGARY Kereskedelmi Zártkörűen Működő Részvénytársaság	Hungary
Riello Investments Inc.	Canada
Riello Ltd	UK
Riello NV	Belgium
RIELLO PALNIKI SP.Zoo	Poland
Riello RO S.r.l.	Romania
Riello S.A.	Switzerland
RIELLO S.P.A.	Italy
Riello Trading (shanghai) Co.Ltd	China
RUG RIELLO URZADZENIA GRZEWCZE SA	Poland
Saudi Airconditioning Manufacturing Company (Samco)	Saudi Arabia
Sebec Holdings Corporation	Nova Scotia
SEC Carrier Energy Performance Engineering Co., Ltd. (YiChuang)	China
Sensitech (UK) Limited	UK
Sensitech Brasil Ltda.	Brazil
Sensitech Canada Inc.	Alberta
Sensitech EMEA B.V.	Netherlands
Sensitech France S.a.r.L.	France
Sensitech Iberica SL	Spain
Sensitech Inc.	Delaware
Sensitech Pty Limited	Australia
SFS Holdings Limited	UK
Shandong Fuerda Air-Conditioning Equipment Co., Ltd.	China
Shanghai Carrier Transicold Equipment Co., Ltd	China
Shanghai Kidde Fire Protection Trading Co., Ltd.	China

Shanghai Yileng Carrier Air Conditioning Equipment Company Limited	China
Sinostride Technology Co., Ltd.	China
South American Coöperatief U.A.	Netherlands
South American HoldCo I B.V.	Netherlands
South American HoldCo II B.V.	Netherlands
SSS Carrier, S. de R.L. de C.V.	Mexico
Sunbelt Transport Refrigeration, Ltd.	Florida
Sustainability Investment Asia Limited	Hong Kong
Systemax Pty Ltd	Australia
T G Products Limited	UK
TCFG Compressor (Thailand) Co., Ltd.	Thailand
TEC Distribution LLC	Delaware
TEC Leasing, Inc.	Delaware
Tianjin Yuanchang Reefer Container Service Co., Ltd	China
TICA Global Limited	British Virgin Islands
Toshiba Carrier (Thailand) Co., Ltd	Thailand
Toshiba Carrier Air Conditioning (China) Co., Ltd.	China
Toshiba Carrier Air Conditioning Europe Sp.z.o.o	Poland
Toshiba Carrier Air-Conditioning India Private Limited	India
Toshiba Carrier AirConditioning Sales (Shanghai) Co., Ltd	China
Toshiba Carrier Corporation	Japan
Toshiba Carrier Engineering & Life Support Corporation	Japan
Toshiba Carrier Europe S.A.S.	France
Toshiba Carrier North America, Inc.	Delaware
Toshiba Carrier UK Limited	UK
Toshiba Technical Service & Maintenance Co., Ltd.	Japan
TRS Transportkoeling B.V.	Netherlands
UHS PTY LTD	Australia
UHS SYSTEMS PTY LTD	Australia
United Technologies Research Center (China), Ltd.	China
UTEC Controls, S. de R.L. de C.V.	Mexico
UTEC, Inc.	Delaware
UTS Carrier L.L.C.	United Arab Emirates
VOKERA (IRELAND) LIMITED	Ireland
Vokera Ltd	UK
Walter Kidde Limited	UK
Walter Kidde Portable Equipment Inc.	Delaware
Watkins Hire Limited	UK
WHL 2013 Limited	UK
Worthington Holdings B.V.	Netherlands

Zhongshan Cristopia Energy System Co. Ltd	China